UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) Of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
FUNDVANTAGE TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

FUNDVANTAGE TRUST
301 Bellevue Parkway
Wilmington, DE 19809
[____], 2010
SPECIAL MEETING OF SHAREHOLDERS OF
PEMBERWICK FUND
TO BE HELD ON AUGUST 23, 2010
Dear Shareholder:
     A special meeting of shareholders of FundVantage Trust (the “Trust”), will be held at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 760 Moore Road, King of Prussia, Pennsylvania 19406, on August 23, 2010 at 11:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.
     We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card — be sure to sign, date and return it to us in the enclosed postage paid envelope.
     Your vote is very important to us. If we do not hear from you by [___], 2010 a representative of the Trust or BNY Mellon Investment Servicing may contact you.
     Thank you for your response and for your continued investment with the Trust and its Funds.
Sincerely,
Jennifer M. Shields
Secretary

FUNDVANTAGE TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
PEMBERWICK FUND
TO BE HELD ON
AUGUST 23, 2010
Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on August 23, 2010. The proxy statement and annual report to shareholders are available at [http://www. ] or by calling the Fund at (___) ___-___.
     Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Pemberwick Fund (the “Fund”), a series of FundVantage Trust (the “Trust”), will be held on August 23, 2010 at 11:00 a.m., Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, for the following purposes:
1.	To change the Fund’s industry concentration policy to require the Fund to concentrate its assets in the banking industry; and

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.
     Shareholders of record on July 14, 2010, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest (“Shares”) of the Fund present in person or by proxy at the Meeting or an adjournment thereof.
     The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.
     The proposals referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of Shares may be voted.
     Your vote is important to us. Thank you for taking the time to consider this proposal.
By Order of the Board of Trustees of FundVantage Trust
Jennifer M. Shields
Secretary
July [___], 2010

IMPORTANT
We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so.

FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

PROXY STATEMENT
DATED [___], 2010
FOR THE SPECIAL MEETING OF SHAREHOLDERS
OF
PEMBERWICK FUND
TO BE HELD ON AUGUST 23, 2010

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of FundVantage Trust (the “Trust”), on behalf of Pemberwick Fund (the “Fund”), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on August 23, 2010 at 11:00 a.m. (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournments or postponements thereof (the “Meeting”). The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card are first being mailed to shareholders of the Fund on or about [___], 2010.
PURPOSE OF MEETING
     The meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals (the “Proposals”):

Proposal 1:	To change the Fund’s industry concentration policy to require the Fund to concentrate its assets in the banking industry

Proposal 2:	To transact such other business as may properly come before the meeting and any adjournments thereof.
     The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposals.
     Shareholders of record of the Fund as of the close of business on July 14, 2010 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date there were issued and outstanding [___] Shares. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Photographic identification will be required for admission to the Meeting.
     Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Fund at 1-(888) 447-4785. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Attn: [___] or call 1-(888) 447-4785.
     A copy of the most recent annual report for the Fund, which includes audited financial statements for the period February 1, 2010 (commencement of operations) through April 30, 2010, has been mailed to shareholders of the Fund and is available upon request, without charge, by writing to the Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling 1-(888) 447-4785.

PROPOSAL 1:	TO CHANGE THE FUND’S INDUSTRY CONCENTRATION POLICY TO REQUIRE THE FUND TO CONCENTRATE ITS ASSETS IN THE BANKING INDUSTRY
     Based on the recommendation of the Fund’s investment adviser, Pemberwick Investment Advisors LLC (the “Adviser”), the Board has approved a change to the Fund’s industry concentration policy that would require the Fund to invest more than 25% of its assets in securities issued by companies in the banking industry.
     Reason for the proposed change. To pursue its investment objective of seeking maximum current income that is consistent with liquidity and stability of principal, the Fund invests primarily in short-term debt obligations and repurchase agreements, among other securities. The Adviser believes that the investments in debt obligations issued by banks, including corporate bonds, debentures, notes and other similar corporate debt instruments, such convertible securities, asset-backed securities and trust preferred or fixed to float securities are among the most favorable investments to achieve the Fund’s objectives. Accordingly, the Adviser believes that it is in the best interests of the Fund and its shareholders to concentrate its investments in debt obligations of the banking sector. The Securities and Exchange Commission (the “SEC”) has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments in that industry.
     Section 13(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) requires that a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) approve a change in an investment company’s industry concentration policy. Accordingly, the proposed change in the industry concentration policy will not be implemented until shareholder approval has been obtained. In addition, the Fund is required to disclose its policy of concentrating its investments in a particular industry or group of industries under section 8(b)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), and may not deviate from that policy unless it has obtained shareholder approval, as required by section 13(a)(3) of the 1940 Act.
     The table below sets forth the Fund’s current industry concentration policy and the proposed industry concentration policy that shareholders are being asked to approve at the Meeting.

Proposed
Current	Industry Concentration Policy
Industry Concentration Policy	(Marked to show changes to current policy)
The Fund will not:	The Fund will not:

Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry.
Except with respect to the banking industry, invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. The Fund will invest at least 25% of its assets in securities issued by companies in the banking industry. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry.
     The Board, including the independent Trustees, recommends requiring the Fund to concentrate its investments in the banking industry, and, correspondingly, revising this fundamental investment limitation. A fund that concentrates its investments can invest a greater portion of its assets in a single industry or group of industries than a fund that does not. As a result, however, the Fund could be exposed to greater risk to the extent that the banking industry experiences adverse changes. The impact of such adverse changes on the Fund could be greater than it would be on a fund that does not concentrate its investments.
     If the Fund’s shareholders do not approve the proposed change to the Fund’s investment limitations, the Fund’s current industry concentration policy will remain in effect.
     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE CHANGE TO THE FUND’S INDUSTRY CONCENTRATION POLICY IN PROPOSAL 1.
*      *      *

ADDITIONAL INFORMATION
Investment Adviser and Sub-Adviser
     Pemberwick Investment Advisors LLC, located at 340 Pemberwick Road, Greenwich, CT 06831, serves as investment adviser of the Fund. J.P. Morgan Investment Management Inc., located at 245 Park Avenue, New York, NY 10167, serves as sub-adviser of the Fund.
Additional Service Providers

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Distributor	BNY Mellon Distributors Inc.
Custodian	PFPC Trust Company
Legal Counsel	Pepper Hamilton LLP
     BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc. are located at 760 Moore Road, King of Prussia, PA 19406.
Voting and Solicitation Information
     Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing (US) Inc., and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.
     If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Fund at 1-(888) 447-4785.
Revocation of Proxy
     Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn Jennifer M. Shields, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., at 760 Moore Road, King of Prussia, PA 19406) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.
Quorum Requirement
     The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.
     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as Shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Voting Requirement
     The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.
     Abstentions will have the effect of a “no” vote on the Proposal. Broker non-votes will have the effect of a “no” vote on a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute “yes” or “no” votes for a Proposal and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Trust present at the Meeting.
Shareholder Information
     Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, there were [___] outstanding shares of the Fund. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address of	Number of Shares of Held	Percentage
Owner	of Record or Beneficially	of Class

[___]	[___]	[___]%
     As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.
Shareholder Proposals for Subsequent Meetings
     The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: Jennifer M. Shields, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.
Other Matters to Come Before the Meeting
     No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.
By Order of the Board of Trustees,
Jennifer M. Shields
Secretary
FundVantage Trust
Dated: [___], 2010
IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

P
R
O
X
Y
FORM OF PROXY

PROXY TABULATOR [Address]	VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE
OF ADDITIONAL MAILINGS

CALL: To vote by phone call toll-free 1-800-[___]-[___] and follow the recorded instructions.
[LOG-ON: Vote on the Internet at www.2voteproxy.com and follow the on-screen instructions.]
MAIL: Return the signed proxy card in the enclosed envelope.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 23, 2010
FUNDVANTAGE TRUST
Pemberwick Fund
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Jennifer M. Shields and Pamela V. Wade, each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of Pemberwick Fund, a series of FundVantage Trust, August 23, 2010 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof. If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.
ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.
IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSAL AND ANY SUBSEQUENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE ■
1	To change the Fund’s industry concentration policy to require the Fund to concentrate its assets in the banking industry

FOR	☐	AGAINST	☐	ABSTAIN	☐
2	To transact such other business that may properly come before the Meeting, or any adjournments thereof.

FOR	☐	AGAINST	☐	ABSTAIN	☐
PLEASE SIGN ON REVERSE SIDE